UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 25, 2019

GULFSLOPE ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51638	16-1689008
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 Lamar St., Suite 1665 Houston, Texas 77010
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (281) 918 4100

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 1.01. Entry into a Material Definitive Agreement.

As previously reported in our current report on Form 8-K filed on March 5, 2019, on March 1, 2019, GulfSlope Energy, Inc. (the “Company”) entered into that certain term loan agreement (the “Term Loan Agreement”) with Delek GOM Investments LLC (“Delek GOM”), a wholly owned subsidiary of Delek Group Ltd. Pursuant to the Term Loan Agreement, among other things, the Company issued to Delek GOM warrants (“Warrants”) to purchase the common stock of the Company, par value $0.001 per share (the “Common Stock”) at an exercise price of $0.042 per share, and the Company undertook to enter into a registration rights agreement (the “Registration Rights Agreement”) with Delek GOM with respect to the Common Stock and Warrants. Delek GOM, in its capacity as a holder of Common Stock and/or Warrants, together with any transferee or assignee of Common Stock and/or Warrants, are collectively referred to as the “Holders”. The Company and Delek GOM entered into the Registration Rights Agreement on March 25, 2019.

Pursuant to the Registration Rights Agreement, upon the request of the Holders, the Company has agreed to prepare and file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement covering the resale of all of the shares of the Common Stock and Warrants held by the Holders, other than (i) any such securities that are already registered for resale pursuant to an effective registration statement or Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) any shares of Common Stock or Warrants at such time the Holders collectively beneficially own less than 5% of the outstanding shares of Common Stock (the “Registrable Securities”); and to use commercially reasonable efforts to cause such registration statement to be declared effective under the Securities Act as soon as practicable. The registration statement must be filed no later than (x) 30 days after the Company receives a written request from the Holders, or (y) if the staleness date of the Company’s financial statements occurs during the 30-day window described in part (x), 30 calendar days following such staleness date (the “Filing Deadline”). The registration statement must be declared effective by the earlier of (A) 75 trading days after the date that the applicable registration statement is actually filed or (B) 75 days after the applicable Filing Deadline. Under the terms of the Registration Rights Agreement, the Company is obligated to file additional registration statements or amendments to existing registration statements under certain circumstances, including if the Company is not able to include all of the Registrable Securities in the initial registration statement pursuant to the provisions of Rule 415 promulgated under the Securities Act. The Registration Rights Agreement also obligates the Company to take certain actions to permit the Holders to effect underwritten offerings from time to time, subject to certain limitations, and provides the Holders with “piggyback” registration rights.

A copy of the Registration Rights Agreement is attached as Exhibit 10.1 hereto and incorporated herein by reference. The foregoing description of the Registration Rights Agreement is not complete and is qualified in its entirety by reference to Exhibit 10.1.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

The following is filed as an exhibit to this Current Report on Form 8-K:

Exhibit No.	Description

10.1	Registration Rights Agreement dated March 25, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 29, 2019

GULFSLOPE ENERGY, INC.

By:	/s/ John N. Seitz
Name: John N. Seitz
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Registration Rights Agreement dated March 25, 2019